SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 13, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number
_____________	_____________	_____________	_____________
1-12609 1-2348	PG&E Corporation Pacific Gas and Electric Company	California California	94-3234914 94-0742640

Pacific Gas and Electric Company 77 Beale Street, P. O. Box 770000 San Francisco, California 94177		PG&E Corporation One Market, Spear Tower, Suite 2400 San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Pacific Gas and Electric Company (415) 973-7000		PG&E Corporation (415) 267-7000

(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

The information included in this Current Report on Form 8-K, including the financial and statistical information attached hereto as an exhibit, is being furnished, not filed, pursuant to Item 9 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION
By: CHRISTOPHER P. JOHNS

CHRISTOPHER P. JOHNS Senior Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY
By: LINDA Y.H. CHENG

LINDA Y.H. CHENG Corporate Secretary

Dated:  May 13, 2003

Pacific Gas and Electric Company [logo]
	Three months ended
	March 31,
	---------------------------------
	2003	2002
	------------	------------
Electric Sales (in millions kWh)
Residential	7,194	7,022
Commercial	7,239	7,457
Industrial	3,543	3,611
Agricultural	475	462
Public street and highway lighting	141	145
Other electric utilities	51	-
	-------------	-------------
Sales from Energy Deliveries	18,643	18,697

Total Electric Customers (1)	4,883,841	4,729,364

Bundled Gas Sales (in MMDTh) (2)
Residential	80	88
Commercial	27	27
Industrial	-	-
	-------------	-------------
Total Bundled Gas Sales	107	115
Total Transportation Only	124	115
	-------------	-------------
Total Gas Sales	231	230

Total Gas Customers (1)	4,045,690	3,923,027

 Sources of Electric Energy (in millions kWh)

 Utility Generation

 Nuclear

 3,266

 4,613

Hydro (net)

 2,933

 2,469

 Fossil

 159

 207

 -------------

 -------------

 Total Utility Generation

 6,358

 7,289

 Purchased Power

 Qualifying Facilities

 4,543

 5,266

 Irrigation Districts

 1,038

 794

 Other Purchased Power (3)

 1,771

 1,042

 -------------

 -------------

 Total Purchased Power

 7,352

 7,102

 Delivery from DWR

 6,598

 4,125

 Delivery to Direct Access Customers

 2,318

 1,996

 Other (includes energy loss)

 (3,983)

 (1,816)

 -------------

 -------------

 Total Electric Energy Delivered

 18,643

 18,696

 Diablo Canyon Performance

 Overall capacity factors (including refuelings)

 70%

 98%

 Refueling outage period

 2/3/03-3/26/03

 -

 Refueling outage duration (days)

 51 days

 -

 (1)  Customers reported as number of active
service agreements.  The Utility implemented a new customer
information system

 in Q4 of 2002, whereby the number of "customers" for Q1 03 is not comparable to the number of "customers" for Q1 02.

 (2)  The Q1 02 bundled gas sales were reported
in millions of MCF, they were converted form MCF to MMDth in this report.

 For the reporting period:  MMDTH = MCF
*1.108/(1,000,000)

 (3)  Energy via California Power Exchange, ISO,
bilateral contracts, DWR Renewable power, and other Interchange
Power.

 PG&E NATIONAL ENERGY GROUP (logo)

 Three Months Ended

 3/31/2003

 3/31/2002

 NEG Earnings Per Share Metrics

 Integrated Energy and Marketing

$
(0.39)

$
0.05

 Interstate Pipeline Operations

0.04

0.05

 Discontinued Operations

(0.18)

0.02

 Eliminations and Other

$
(0.16)

$
(0.02)

 Total Reported - National Energy Group

$
(0.69)

$
0.10

 Generating Operations

 Owned and Controlled Capacity in Operation (MW)

 1,476

 7,099

 Owned and Controlled Capacity in Construction (MW)

 0

 7,743

 Total Owned and Controlled Capacity (MW)

 1,476

 [1]

 14,842

 Capital Expenditures ($MM)

 $98

 $316

 MM MWh generated (owned and controlled)

 6.1

 9.2

 Pipeline Operations

 % of capacity under long-term contracts

 94.9%

 99.6%

 Average Receipts (MDth/d)

 From Canadian Supply (at Kingsgate)

 1,468

 2,326

 From Rockies/BC Supply (at Stanfield)

 58

 5

 Average Deliveries (MDth/d)

 To Pacific Northwest

 435

 579

 To California

 1,062

 1,631

 To Nevada

 65

 86

 Capital Expenditures ($MM)

 $3

 $42

 Trading and Non-Trading Activity Gross Margin
($MM)

 Trading unrealized gain/(loss)

 $8

 ($3)

 Trading realized gain/(loss)

 ($33)

 $45

 Total Mark-to-market Gross Margin

 ($25)

 $42

 Non-Trading MtM gain/(loss) [2]

 As of

 Value-at-Risk ($MM) [3]

 3/31/2003

 12/31/2002

 Daily Trading VaR at 95% confidence level

 $16

 $8

 Daily Non-trading VaR at 95% confidence level for contracts that receive MtM accounting

 treatment

 $10

 $3

 Daily Non-trading VaR at 95% confidence level for contracts accounted for as hedges

 $12

 $9

 Fair value of price risk management assets and liabilities
($MM)

 (of trading and non trading activities)
[4]

 Price risk management assets

 $981

 $896

 Price risk management liabilities

 $901

 $811

 Net Portfolio Value

 $80

 $85

 Maturity of Fair Value of Trading Contracts at March 31,
2003 ($MM)

 Less than one year

 $57

 ($43)

 One to three years

 ($79)

 ($13)

 Four to five years

 ($17)

 ($28)

 Beyond five years

 $50

 $62

 Total

 $11

 ($22)

 As of

 NEG Capitalization (consolidated)

 3/31/2003

 12/31/2002

 Debt to Capitalization Ratio

 138.2%

 127.1%

 Debt to Capitalization Ratio (debt net of cash)

 144.2%

 129.9%

 Capitalization ($MM)

 Debt

 $5,238

 $4,877

 Equity

 ($1,449)

 ($1,040)

 Cash

 $513

 $363

 [1]

 Owned and contolled capacity excludes assets to be abandoned and assets held for sale.

 [2]

 Non-trading MtM gains/(losses) include ineffective hedges
associated with assets and contracts that no longer qualify for normal purchases and sales treatment under FAS 133.

 [3]

 The NEG expresses value-at-risk as a dollar amount of the
potential loss in the fair value of the portfolios based on a 95%
confidence level using a one-day liquidation period.

 [4]

 Balance excludes price risk management assets (liabilities) held for sale.